UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2012

Alleghany Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9371	51-0283071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square Tower, 17th Floor, New York, New York		10036
(Address of principal executive offices)		(Zip Code)

(212) 752-1356

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 21, 2012, Alleghany Corporation (the “Company”) agreed to sell $400 million aggregate principal amount of its 4.950% Senior Notes due 2022 (the “Senior Notes”). The Senior Notes were offered pursuant to the Prospectus Supplement dated June 21, 2012 to the Prospectus dated September 15, 2010, filed as part of the Registration Statement on Form S-3 (File No. 333-169373) that became effective when filed with the Securities and Exchange Commission on September 15, 2010.

Underwriting Agreement

The Senior Notes were issued pursuant to an underwriting agreement, dated as of June 21, 2012 (the “Underwriting Agreement”), among the Company, Morgan Stanley & Co. LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1, and incorporated herein by reference.

Second Supplemental Indenture

Attached as Exhibit 4.1 hereto is the Second Supplemental Indenture relating to the Senior Notes, dated as of June 26, 2012 (the “Second Supplemental Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”). The Second Supplemental Indenture, along with the Indenture between the Company and the Trustee dated September 20, 2010, governs the terms of the Senior Notes. The foregoing description of the Second Supplemental Indenture is qualified in its entirety by reference to the Second Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1, and incorporated herein by reference.

Item 8.01.	Other Events.

On June 21, 2012, the Company issued a press release on the subject of the pricing of the public offering of its Senior Notes. A copy of such press release is furnished herewith as Exhibit 99.1. The information furnished in this Item 8.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated June 21, 2012, by and among the Company and Morgan Stanley & Co. LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

4.1	Second Supplemental Indenture, dated as of June 26, 2012, by and between the Company and The Bank of New York Mellon, as Trustee, including the form of the Senior Notes attached as Exhibit A thereto.

5.1	Opinion of Day Pitney LLP regarding the legality of the Senior Notes.

12.1	Statement Regarding Calculation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Day Pitney LLP (included in Exhibit 5.1 filed herewith).

99.1	Press release on the subject of the pricing of the public offering of the Company’s Senior Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION

Date: June 26, 2012	By:	/s/ Roger B. Gorham
	Name:	Roger B. Gorham
	Title:	Senior Vice President — Finance and Investments and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 21, 2012, by and among the Company and Morgan Stanley & Co. LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

4.1	Second Supplemental Indenture, dated as of June 26, 2012, by and between the Company and The Bank of New York Mellon, as Trustee, including the form of the Senior Notes attached as Exhibit A thereto.

5.1	Opinion of Day Pitney LLP regarding the legality of the Senior Notes.

12.1	Statement Regarding Calculation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Day Pitney LLP (included in Exhibit 5.1 filed herewith).

99.1	Press release on the subject of the pricing of the public offering of the Company’s Senior Notes.